Continental
RESOURCES

Continental Resources Investors Day 2010

"DRILLING DOWN IN THE ANADARKO WOODFORD"

October 12, 2010

Skirvin Hilton
Oklahoma City, OK

AMERICA'S OIL CHAMPION

Exhibit 99.2

Focus on the plays most critical to tripling production
and reserves 2010-2014
• Anadarko Woodford, Bakken and Niobrara
• The scope of our growth opportunity
2011 capex budget and outlook
Allow plenty of time for questions and informal
discussion
Anadarko Woodford bus tour led by CLR
management team

2010 Investors Day

Headquarters: Enid, Oklahoma
Field offices
Counties with CLR leasehold
3
Agenda
Continental’s Growth Vision
Anadarko Woodford: Drilling Down
Bakken: Getting Bigger, Getting Better
Break and informal discussions
Niobrara: Expanding Oil Resource Play
Lunch
2011: Kick-Starting Our Growth
A Growth Vision to Create Value
Anadarko Woodford Bus Tour
8:00
8:30
9:40
10:40
11:10
Noon
1:00
1:30
2:15

Organic growth
Crude oil-concentrated
High-margin operator
Fiscal discipline
Shareholder value
4
Consistent Growth Formula
•
Excel in finding and developing large
U.S. resource plays
•
Exploration-driven, with in-house
expertise
•
2Q10 production 75% oil
•
Huge, oil-concentrated drilling inventory
•
Operate 93% of PV-10
•
72% cash margin 1H10
•
Low net debt/EBITDAX relative to peers
•
Hedged to sustain growth momentum
•
Management aligned with shareholders
•
Founder/Chairman/CEO remains largest
shareholder

My investment in Continental
• Oil vs. natural gas
• Oil will remain our premium transportation fuel
• Domestic onshore product whose time is now
Invest in teams vs. models
• Always go with the best team – today you’ll get a direct, personal review of ours
• Great teams focus on “don’ts” as well as “do’s”
Many ways to increase shareholder value
• Lease-and-develop
• Acquire-and-exploit
Drill down into the Anadarko Woodford
My Personal Perspective

Production Growth 2005-2009 -- 17.3% CAGR
18,000
15,000
12,000
9,000
6,000
3,000
-
2005
2006
2007
2008
2009
2010E
Oil
Gas

Continental
RESOURCES

#3 oil producer in the Rockies
Bakken Shale: #1 leaseholder and driller
Anadarko Woodford: #1 leaseholder
“Oil and Gas Journal 150”*
• CLR: #16 in U.S. liquids reserves
• CLR: #19 in U.S. liquids production and net income
6
43 Years of Demonstrated Success
MBOE
7,209
9,018
10,621
12,006
13,623
Est.
15,800
79%
oil
75%
oil
* Published Sept. 6, 2010

24.5% CAGR

800
600
400
200
0
24.5% CAGR
2009
MY2010
2011E
2012E
2013E
2014E

Continental
RESOURCES

0
5
10
15
20
25
30
35
40
45
2009 2010E 2011E 2012E 2013E 2014E
2010-2014 Growth Vision
3X growth in production
and reserves
Growth platform: Our
current leasehold
inventory
Goal: Generate
exceptional value
13.6
15.8
20.6
41.0
257
310
771
Production Growth
Proved Reserves Growth
MMBoe
MMBoe
Achieved through
current inventory

ND Bakken
Red River B
MT Bakken
Arkoma Woodford
Anadarko Woodford
Jan-95
Jan-96
Jan-97
Jan-98
Jan-99
Jan-00
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10

Value Key #1: Early Entrance
MT Bakken
CLR: Aug. 2003
Red River Units
CLR: April 1995
ND Bakken
CLR: March 2004
Arkoma Woodford
CLR: Feb. 2006
Anadarko Woodford
CLR: Feb. 2008
CLR’s First Production vs. Industry Production Growth
MBoe/Month
(Logarithmic)
10,000
1,000
100
10

Enhanced Value of CLR Investment
*Current value considers 80% of Continental’s net acreage
Bakken
• 864,559 net acres
• Recent M&A transactions: $5,100 to $8,000 per acre
• Implied CLR Bakken value*: >$4.5B @ $6,550 per acre
Anadarko Woodford
• 251,626 net acres
• Recent Eagle Ford JV transactions: $9,600 to $11,000 per
acre
• Equivalent present value analogy to Anadarko Woodford:
$7,400 to $8,500 per acre
• Implied CLR value*: >$1.6B @ $7,950 per acre

Value Key #2: Embrace New Technology
1988 Computer-based mapping led to 1991 discovery of Ames Hole Oil Field, OK
(buried meteorite impact crater)
1995 Cedar Hills Field developed exclusively with precision horizontal drilling (first in the
U.S). Key was keeping the drill bit in the top 2 feet of an 8-foot zone.
1997 South BRRU 44-4H well: First horizontal air-injector
2002 Fracture-stimulated horizontal wells in the MT Bakken
2003 Early mover into the ND Bakken
2007 First 1,280 long-lateral multi-stage frac in North Dakota
First 24-hour continuous frac in the Arkoma Woodford
2008 First to simul-frac wells in the Arkoma Woodford
Demonstrated the Three Forks in North Dakota is a separate reservoir
2009 First 24-hour continuous frac in North Dakota Bakken
2010 Developed ECO-Pad
®
drilling concept in North Dakota

120
100
80
60
40
20
0
0
20
40
60
80
100
120
140
160

11 Continental Drilling Efficiency Gains Drilling Days Total CLR Wells Drilled Bakken Arkoma Anadarko

In addition to 310 MMBoe proved reserves at mid-2010:
2.3 Billion Boe in unbooked, unrisked reserve potential
• 7.5X mid-2010 proved reserves
With 320-acre spacing in the Bakken, unbooked, unrisked reserve potential would total 3.0 Billion Boe
Future Value: CLR’s Growth Platform
ND Middle Bakken
ND Three Forks
MT Bakken
Anadarko Woodford
Arkoma Woodford
DJ-Niobrara
Total
Potential Net  Un-
booked Locations
610
417
278
1,574
430
228
3,537
Unrisked Reserve
Potential (MMBoe)
262
180
97
1,513
175
53
2,280
Spacing
640
640
640
160
80
320
EUR
518 MBoe
518 MBoe
430 MBoe
7.1 Bcfe
3 Bcf
286 MBoe

-
3,000
6,000
9,000
12,000
15,000
18,000
21,000
2005 2006 2007 2008 2009 2010E 2011E
Production Growth 2005-2011E
13
30% production growth
Avg. 33 operated rigs throughout the year
2011: Kick-Starting Our Growth
MBOE
7,209
9,018
10,621
12,006
13,623
Est.
15,800
79%
oil
75%
oil
Est.
20,600

Questions? 14